2021: Record Results in an Unprecedented Year

Conduct Meeting Business

Joel R. Zullinger

Chairman of the Board

Important Disclosures

Forward Looking Statements

Certain statements we make today may constitute "forward-looking statements" under Section 27A of the Securities Act and Section 21E of the Exchange Act, and are intended to be covered by the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The actual results of Orrstown Financial Services, Inc. (the "Company") may differ significantly from the results discussed in such forward-looking statements. Factors that might cause such a difference include, but are not limited to, risks and uncertainties related to the COVID-19 pandemic and resulting governmental and societal responses, economic conditions, competition in the geographic and business areas in which the Company conducts its operations, changes in laws and regulations, interest rate movements, changes in credit quality, volatility in the securities markets, operational risks including cybersecurity incidents, fraud, natural disasters and future pandemics, expenses associated with pending litigation and legal proceedings and other risks and uncertainties, including those described in the Company's filings with the Securities and Exchange Commission. The statements we make today are valid only as of today's date and we disclaim any obligation to update this information.

Important Disclosures

Non-GAAP Measures

Throughout this presentation, we refer to certain non-GAAP measures, including, without limitation, core revenue, core non-interest expense, core pre-tax pre-provision income, core efficiency ratio, core diluted per share measures, tangible book value per common share and allowance for loan losses to non-SBA guaranteed loans. For a reconciliation of non-GAAP measures to U.S. GAAP results and our rationale for usage of non-GAAP measures, see the Appendix in this presentation.

Conduct Meeting Business

Joel R. Zullinger
Chairman of the Board

Board of Directors


Joel R. Zullinger


Thomas R. Quinn, Jr.


Cindy J. Joiner, CPA


Mark K. Keller


Thomas D. Longenecker


Meera R. Modi


Andrea L. Pugh


Michael J. Rice


Eric A. Segal


Glenn W. Snoke


Floyd E. Stoner

Conduct Meeting Business

Joel R. Zullinger

Chairman of the Board

Management Report

Thomas R. Quinn, Jr.

President & CEO

Experienced Leadership Team

Name/Title	Banking Experience	Joined ORRF	Experience / Disciplines	Prior Experience
Thomas R. Quinn, Jr. *President & CEO*	31 years	2009	CEO | Strategy | Sales | Executive	Citi, Fifth Third
Neelesh Kalani EVP/Chief Financial Officer	17 years	2020	Finance | Treasury | Strategic | Executive	Sun National, Harleysville, Willow Financial
Luke M. Bernstein *EVP/Chief Operations & Technology Officer*	7 years	2017	Communications | Executive | Retail	PBA, Office of Governor, Prudential Securities
Barbara E. Brobst *EVP/Chief Human Resources Officer*	39 years	1997	HR | Training | Trust | Executive	Financial Trust
Robert G. Coradi *EVP/Chief Risk Officer*	33 years	2012	Risk | Credit | Operations | Executive	Susquehanna
Matthew Dyckman *EVP/General Counsel*	24 years	2021	Legal | Risk | Compliance | Executive	Goodwin Procter, Dentons, Thacher Proffitt & Wood
Philip E. Fague *EVP/Trust and Wealth Management*	33 years	1988	Mortgage | Trust | Lending | Executive	Orrstown Bank
Robert J. Fignar *EVP/Chief Retail Officer*	35 years	2018	CEO | Strategy | Sales | Executive	FCBM
Jeffrey S. Gayman EVP/Market President	25 years	1996	Lending | Retail | Executive	Orrstown Bank
Christopher D. Holt EVP/Market President	32 Years	2019	Lending | Retail | Executive	BB&T, Susquehanna
David T. Hornberger EVP/Market President	35 years	2016	Lending |Retail | Executive	Susquehanna, Graystone/Tower
Zachary Khuri EVP/Market President	13 years	2019	Lending |Retail | Executive	FNB, Metro
Adam L. Metz *EVP/Chief Revenue Officer*	25 years	2016	Lending | Retail | Executive	Metro, M&T
William J. Ziegler, CPA *EVP/Chief Credit Officer*	33 years	2021	Lending | Credit Administration	FNB, BB&T, Sun Trust

2021 Year in Review

- COVID-19 once again had major impacts on our business:
  - We started the year focused on continuing PPP outreach, resulting in 3,300 PPP loans totaling ~$238 million and nearly 6,500 loans totaling ~$700 million for the entire program
  - Our 2021 PPP efforts resulted in net processing fees of ~$12 million
- Commercial loan growth of 24% (excluding PPP) as lenders successfully pivoted from PPP to traditional commercial lending in the second quarter
- Noninterest income of ~$29 million, 3% increase vs. 2020 bolstered by strong OFA and mortgage unit performance
- Asset Quality metrics remain strong (non-performing loans/total loans at 0.33% at 12/31/2021 compared to 0.37% at 12/31/2020)
- Continued investments in our future, including deployment of new commercial loan origination system, Abrigo, and foundational elements toward our path to full digitization
- Record net income of $32.9 million and diluted EPS of $2.96

Dividend Trend Analysis



$0.21
$0.19
$0.17
$0.15
$0.13
$0.11
$0.09
$0.07
$0.05
171%
INCREASE
$0.07
$0.19
1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28
MAY 2015
MAY 2022

- 28 consecutive quarterly dividends since May of 2015
- Dividend has increased nine times over the last 28 quarters; 171% increase
- It remains our goal to reward shareholders through a combination of dividends and shareholder value accretion as the organization continues to grow larger and more complex

2021 Year in Review

2021 Initiative	Results

SBA PPP Optimization
• Achieve forgiveness for our clients
• Continue to participate until SBA funding exhausted
• Broaden relationships with new PPP clients
	• Successfully processed forgiveness for ~4,000 applications totaling $443 million
	• Funded nearly 6,500 loans totaling ~$700 million[1]
	• 43% of PPP applicants were new to the Bank and substantially all of them are maintaining active relationships[2]
	  • 2,506 deposit accounts totaling $135.4 million
	  • 193 new loans totaling $53.1 million
	  • 123 new Treasury Management clients

Enhance Fee Income • Expand mortgage offering throughout our footprint • Continue to promote card usage to enhance interchange income • Continue to leverage our leading Treasury Management solution	• Mortgage banking activities grew by 12% year-over-year • Interchange income grew by 21% year-over-year • Wealth Management income grew by 18% year-over-year
Balance Sheet Optimization • Grow relationship C&I and CRE • Continue to improve balance sheet mix • Focus on relationship clients to drive profitability	• Grew commercial loans (excluding PPP) grew by 24% year-over-year • ~2,800 new clients attracted as a result of PPP and substantially all remain active clients

1 Full PPP program results since inception; 2 through 4/11/2022

2021 Year in Review

2021 Initiative	Results
Asset Quality • Continue proactive efforts to maintain strong asset quality; early identification and quick resolution of problems	• Delinquency % of total non-PPP loans at 0.40% • Non-accrual % of total loans at 0.33% • Allowance to total loans of 1.07% • Allowance to non-SBA guaranteed loans[1] of 1.2%
Expand use of Technology • This year, we will be launching our new Commercial Loan Origination System to improve efficiencies ("battle tested" with the second round of PPP funding) • Continue prioritization and implementation of digital convenience solutions	• Successful launch of new commercial loan origination system, Abrigo • Chief Digital Officer named to focus on prioritization and implementation of digital services • Technology "roadmap" key element of Bank's strategic plan
Capital Build • Remain cautious in near-term given continued economic uncertainty • Stock buy-backs are an option we may choose to deploy	• Capital levels remain strong • In 2021, Orrstown repurchased 79,490 shares at average price of $23.28 • In Q1 2022, Orrstown repurchased an additional 181,635 shares at an average share price of $24.27

1 Non-GAAP based financial measure. Please refer to the appendix for additional information.

Financial Report

Neelesh ("Neil") Kalani
Chief Financial Officer

Long-term phases of growth

Phase 1 (completed)	Phase 2 2021-2022	Phase 3 2022-2025	Phase 4 (ongoing)
BUILD SCALE WITH ACQUISITIONS, ORGANIC GROWTH, AND KEY HIRES	**ENHANCE AND OPTIMIZE PROFITABILITY OF BALANCE SHEET**	**ACHIEVE GROWTH THROUGH ACQUISTION AND ORGANIC GEOGRAHIC EXPANSION**	**DISCIPLINED GROWTH AND EXECUTION OF STRATEGIC PLAN**
• Market expansion efforts in Eastern, Central, and Maryland regions (investments in customer facing talent and infrastructure to successfully enter new markets) • Two acquisitions since 2018 • Focus on revenue growth and scale	• Prepare platform for next phase of growth, including evaluation of fintech partnerships to accelerate digital offerings • Achieve scale in past investments • Invest in technology to advance the organization • Transition from PPP • Change balance sheet mix	• Achieve peer profitability metrics • Objective of $5 billion in assets, ROA at peer levels • Transform into a digital-based franchise • Invest in technology to automate, create efficiencies and control expenses	• Achieve peer profitability metrics • Continue to execute strategic plan • Control expenses through automation and efficiency efforts

2021 Financial Highlights

- Record net income of $32.9 million
- Return on average assets of 1.14%
- Average cost of interest-bearing liabilities decreased from 0.80% in 2020 to 0.33% in 2021 due to rate reductions in 2021 and maturity of higher yielding certificates of deposit
- 14% loan growth (excluding PPP) and 5% deposit growth
- SBA PPP originations totaled $231.7 million with $12.3 million of net processing fees in 2021
- Reduced provision for loan losses from $5.3 million in 2020 to $1.1 million in 2021; fully reversed COVID-19 specific qualitative factor of $2.7 million in 2021 based on sustained performance of the impacted borrowers

2021 Financial Highlights (continued)

- Market capitalization grew to $281.8 million
- Classified loans decreased from $33.1 million at December 31, 2020 to $23.1 million at December 31, 2021
- Despite pandemic related stress, net charge-offs for the year of only $0.1 million
- Tangible book value per share[1] increased from $19.93 at December 31, 2020 to $22.32 at December 31, 2021
- Regulatory capital leverage ratio increased from 8.1% at December 31, 2020 to 8.5% at December 31, 2021
- Common stock dividend paid was 9% higher than 2020; Dividend Payout Ratio was 25% in 2021

1 Non-GAAP based financial measure. Please refer to the appendix for additional information.

Summary Financial Trends

dollars in millions (except per share data) Summary Trends	2017	2018	2019	2020	2021	Growth 1 Year	Growth 3 Year
Assets	$1,559	$1,934	$2,383	$2,751	$2,835	3%	47%
Net Loans	1,003	1,237	1,639	1,971	1,968	0%	59%
Deposits	1,220	1,559	1,876	2,357	2,465	5%	58%
Equity	145	173	223	246	272	11%	57%
Tangible Book Value	$17.22	$16.73	$17.66	$19.93	$22.32	12%	33%
Diluted Earnings / Share	0.98	1.50	1.61	2.40	2.96	23%	97%
Dividend / Share	0.42	0.51	0.60	0.68	0.74	9%	45%
Market Capitalization	211	172	253	185	282	52%	64%
Employees	330	376	450	408	429	5%	14%

Income Statement Trends

dollars in millions Income Statement	2017	2018	2019	2020	2021	Growth 1 Year	Growth 3 Year
Net Interest Income	$43.8	$52.2	$69.3	$83.6	$87.0	4%	67%
Non-Interest Income	18.8	20.0	23.8	28.3	28.5	1%	43%
Security Gains	1.2	1.0	4.7	0.0	0.6	100%	-40%
Total Revenue	**$63.8**	**$73.2**	**$97.8**	**$111.9**	**$116.1**	**4%**	**59%**
Non-Interest Expense	50.3	54.7	68.3	72.8	74.1	2%	35%
Merger & Consolidation Charges	0.0	3.2	9.0	1.3	0.0	-100%	-100%
Total Expenses	**$50.3**	**$57.9**	**$77.3**	**$74.1**	**$74.1**	**0%**	**28%**
Provision for Loan Loss	1.0	0.8	0.9	5.3	1.1	-79%	38%
Pretax Income	**12.4**	**14.4**	**19.6**	**32.5**	**40.9**	**26%**	**184%**
Net Income	**$8.1**	**$12.8**	**$16.9**	**$26.5**	**$32.9**	**24%**	**157%**

in dollars							
Core Revenue[1]	62.6	72.2	93.1	111.9	116.1	4%	61%
Core Expense[1]	50.3	54.7	68.3	72.8	74.1	2%	35%
Core Pre-tax Pre-provision Income	**12.2**	**17.4**	**24.7**	**39.2**	**42.0**	**7%**	**141%**
per diluted share							
Core Revenue[1]	7.61	8.45	8.85	10.14	10.45	3%	24%
Core Expense[1]	6.12	6.41	6.50	6.60	6.67	1%	4%
Core Pre-tax Pre-provision Income	**1.49**	**2.04**	**2.35**	**3.54**	**3.78**	**7%**	**85%**

1 Non-GAAP based financial measure. Please refer to the appendix for additional information. Core income statement excludes investment security gains, merger related charges and branch consolidation expenses.

Balance Sheet Trends

dollars in millions **Loan Portfolio Mix**	**2017**	**2018**	**2019**	**2020**	**2021**	**Growth 1 Year**	**Growth 3 Year**
Gross Loans	**$1,016**	**$1,251**	**$1,654**	**$1,991**	**$1,989**	**0%**	**59%**
Residential Mortgage	16%	19%	20%	12%	11%		
Home Equity	14%	12%	11%	8%	8%		
Other Consumer	2%	3%	3%	1%	1%		
Total Consumer Loans	**33%**	**34%**	**34%**	**22%**	**20%**		
Construction Loans	**3%**	**4%**	**3%**	**3%**	**5%**		
Commercial Real Estate	49%	45%	46%	41%	38%		
Commercial & Industrial	11%	13%	13%	33%	36%		
Other Commercial	4%	4%	3%	1%	1%		
Total Commercial Loans	**64%**	**62%**	**62%**	**75%**	**75%**		
Total Loans	**100%**	**100%**	**100%**	**100%**	**100%**		

dollars in millions **Deposit Portfolio Mix**	**2017**	**2018**	**2019**	**2020**	**2021**	**Growth 1 Year**	**Growth 3 Year**
Total Deposits	**$1,220**	**$1,559**	**$1,876**	**$2,357**	**$2,465**	**5%**	**58%**
Non-Interest DDA	13%	13%	13%	19%	22%		
Interest DDA	39%	36%	33%	38%	37%		
Total DDA	**52%**	**49%**	**46%**	**57%**	**59%**		
Money Market & Savings	25%	26%	26%	26%	29%		
Total Core Deposits	**78%**	**75%**	**72%**	**83%**	**88%**		
CD	22%	25%	28%	17%	12%		
Total Deposits	**100%**	**100%**	**100%**	**100%**	**100%**		

Capital Adequacy

dollars in millions **Capital Adequacy**	**2017**	**2018**	**2019**	**2020**	**2021**	**Growth 1 Year**	**Growth 3 Year**
Tier 1 Capital	$138.8	$160.1	$196.5	$217.6	$243.1	12%	52%
Tier 2 Capital	13.6	46.9	47.6	53.6	54.7	2%	17%
Total Regulatory Capital	**$152.4**	**$207.0**	**$244.0**	**$271.2**	**$297.8**	**10%**	**44%**
Tier 1 Leverage Ratio	9.0%	8.4%	8.6%	8.1%	8.5%		
Common Equity Tier 1 Ratio	12.1%	12.0%	11.3%	12.5%	12.2%		
Tier 1 Capital Ratio	12.1%	12.0%	11.3%	12.5%	12.2%		
Total Risk Based Capital Ratio	13.3%	15.6%	14.1%	15.6%	15.0%		

Pre-tax Pre-Provision View

dollars in millions Profitability Ratios	2017	2018	2019	2020	2021	Growth 1 Year	Growth 3 Year
Reported							
Pre-tax Pre-provision Income	**$13.4**	**$15.2**	**$20.5**	**$37.8**	**$42.0**	**11%**	**176%**
Pre-tax Pre-provision Inc / Avg Assets	0.90%	0.89%	0.92%	1.43%	1.45%		
Pre-tax Pre-provision Inc / Avg Equity	9.5%	10.2%	10.0%	16.7%	16.0%		
Efficiency Ratio	79%	79%	79%	66%	64%		
Operating Expense / Average Assets	3.4%	3.4%	3.5%	2.8%	2.6%		
Core[1]							
Pre-tax Pre-provision Income	**$12.2**	**$17.4**	**$24.7**	**$39.2**	**$42.0**	**7%**	**141%**
Pre-tax Pre-provision Inc / Avg Assets	0.82%	1.02%	1.11%	1.48%	1.45%		
Pre-tax Pre-provision Inc / Avg Equity	8.7%	11.7%	12.0%	17.3%	16.0%		
Efficiency Ratio	80%	76%	73%	65%	64%		
Operating Expense / Average Assets	3.4%	3.2%	3.1%	2.8%	2.6%		

1 Non-GAAP based financial measure. Please refer to the appendix for additional information Core income statement excludes investment security gains, merger related charges and branch consolidation expenses

Management Report

Thomas R. Quinn, Jr.

President & CEO

Areas of Focus in 2022

- **Optimizing the Company to operate in a rising rate environment**
  - We have been operating in a low interest rate environment since late 2008
  - Consensus expectation for rapidly increasing interest rates throughout 2022
  - Opportunities for margin pick up and strong volume to replace PPP income of past two years
  - Uncertain economic outlook could bring headwinds in the second half of 2022 following strong growth in 2021

- **Continuing to build relationships with the new clients who joined the Bank as a result of PPP[1]**
  - 43% of all PPP clients were new to Orrstown Bank
  - 2,506 active deposit accounts totaling $135.4 million
  - 193 new loans totaling $53.1 million
  - 123 new Treasury Management clients

- **Fee income opportunities**
  - Continue to leverage our leading Treasury Management solution
  - Focus on swap fees in rising rate environment
  - Continue to promote our mortgage business and OFA solutions
  - Promote card usage to enhance interchange income
  - Continue to sell full relationships to PPP clients

- **Work force**
  - Continue to offer flexibility to attract and retain employees (currently 23% of workforce is work-from-home/hybrid)
  - Renewed focus on developing talent from within, including expanded management associates program
  - Wage pressures are significant and not likely to abate in 2022

1 PPP data 1/1/2021-4/11/2022

Areas of Focus in 2022 (continued)

- **Expand use of Technology / Process Automation Initiatives**
  - Refine Abrigo (launched last year)
  - Focus on robotic process automation throughout the organization to gain efficiencies
  - New Treasury Management application will launch later in 2022
- **Balance Sheet Optimization**
  - Grow relationship C&I and CRE
  - Continue to improve balance sheet mix
  - Focus on relationship clients to drive profitability
- **Asset Quality**
  - Continue proactive efforts to maintain strong asset quality; early identification and quick resolution of problems
- **Capital Build**
  - Remain well capitalized
  - Expect to continue stock buy backs throughout 2022, given appropriate market conditions

Conduct Meeting Business

Joel R. Zullinger

Chairman of the Board

Thank You for being a Loyal Shareholder

Appendix

Reconciliation of Non-GAAP Measures to GAAP Results

As a result of acquisitions, the Company has intangible assets consisting of goodwill and core deposit and other intangible assets.

Management believes providing certain "non-GAAP" financial information will assist investors in their understanding of the effect of acquisition activity on reported results, particularly to overcome comparability issues related to the influence of intangibles (principally goodwill) created in acquisitions. Management also believes providing certain other "non-GAAP" financial information will assist investors in their understanding of the effect on recent financial results of non-recurring charges associated with increasing operational efficiencies for the long-term, and provide investors with clarity on its allowance for loan losses to total loans ratio. The Company believes that excluding SBA PPP loans, due to its credit enhancement, from loans held for investment is useful to investors due to the size and effect on the total and ratio.

Core revenue, core non-interest expense, core pre-tax pre-provision income, core efficiency ratio, core diluted per share measures, tangible book value per common share and allowance to non-SBA guaranteed loans, as used by the Company in this presentation, are determined by methods other than in accordance with U.S. Generally Accepted Accounting Principles ("GAAP"). While we believe this information is a useful supplement to GAAP based measures presented in this presentation, readers are cautioned that this non-GAAP disclosure has limitations as an analytical tool, should not be viewed as a substitute for financial measures determined in accordance with GAAP, and should not be considered in isolation or as a substitute for analysis of our results and financial condition as reported under GAAP, nor are such measures necessarily comparable to non-GAAP performance measures that may be presented by other companies. This supplemental presentation should not be construed as an inference that our future results will be unaffected by similar adjustments to be determined in accordance with GAAP.

The following tables present the computation of each non-GAAP based measure shown together with its most directly comparable GAAP based measure.

Non-GAAP Financial Measure Reconciliation

Core Efficiency Ratio	2021	2020	2019	2018	2017
Net Interest Income	$ 87.0	$ 83.6	$ 69.3	$ 52.2	$ 43.8
Plus Non-Interest Income	28.5	28.3	28.5	21.0	19.9
Minus Security Gains	0.6	-	(4.7)	(1.0)	(1.2)
Total Core Revenue (A)	**$ 116.1**	**$ 111.9**	**$ 93.1**	**$ 72.2**	**$ 62.5**
Non-Interest Expense	$ 74.1	$ 74.1	$ 77.3	$ 57.9	$ 50.3
Minus Branch Consolidation & Merger Expense	-	(1.3)	(9.0)	(3.2)	-
Total Core Non-Interest Expense (B)	**$ 74.1**	**$ 72.8**	**$ 68.3**	**$ 54.7**	**$ 50.3**
Core Efficiency Ratio (B / A)	**64%**	**65%**	**73%**	**76%**	**80%**

Allowance to Non-SBA Guaranteed Loans	2021	2020
Allowance for loan losses (A)	$ 21,180	$ 20,151
Gross loans (B)	1,979,986	1,979,690
SBA guaranteed loans (C)	195,585	409,125
Non-SBA guaranteed loans (B - C) = D	$ 1,784,401	$ 1,570,565
Allowance to non-SBA guaranteed loans (A / D)	**1.2%**	**1.3%**

Non-GAAP Financial Measure Reconciliation

Income Statement / Diluted Share	2021	2020	2019	2018	2017
Core Revenue (A)	$ 116.1	$ 111.9	$ 93.1	$ 72.2	$ 62.6
Core Non-Interest Expense (B)	74.1	72.8	68.3	54.7	50.3
Core Pre-Tax Pre-Provision Income (A - B)	**$ 42.0**	**$ 39.1**	**$ 24.8**	**$ 17.5**	**$ 12.3**
Diluted Shares (C)	**11.1**	**11.0**	**10.5**	**8.5**	**8.2**
Core Revenue / Diluted Shares (A / C)	$ 10.45	$ 10.14	$ 8.85	$ 8.45	$ 7.61
Core Non-Interest Expense / Diluted Shares (B / C)	6.67	6.60	6.50	6.41	6.12
Core Pre-Tax Pre-Provision Income / Diluted Shares	**$ 3.78**	**$ 3.54**	**$ 2.35**	**$ 2.04**	**$ 1.49**

Tangible Book Value	2021	2020	2019	2018	2017
Total Shareholders' Equity	$ 271.6	$ 246.2	$ 223.2	$ 173.4	$ 144.8
Minus Goodwill	(18.7)	(18.7)	(19.9)	(12.6)	(0.8)
Minus Intangible Assets	(3.3)	(4.2)	(5.6)	(3.1)	(0.2)
Tangible Book Value (A)	**$ 249.6**	**$ 223.3**	**$ 197.7**	**$ 157.7**	**$ 143.8**
Ending Period Shares Outstanding (B)	**11.2**	**11.2**	**11.2**	**9.4**	**8.3**
Tangible Book Value / Shares Outstanding (A / B)	**$ 22.32**	**$ 19.93**	**$ 17.65**	**$ 16.73**	**$ 17.22**